UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2005


                                ESSEX CORPORATION
             (Exact name of Registrant as specified in its charter)

Commission File No.  0-10772

         Virginia                                                   54-0846569
(State or other jurisdiction of                          (IRS Employer ID No.)
incorporation or organization)

         9150 Guilford Road
         Columbia, Maryland                                         21046-2306
(Address of principal executive office)                             (Zip Code)

Registrant's telephone number, including area code:             (301) 939-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                                ESSEX CORPORATION





ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On March 10, 2005, Essex Corporation announced via press release the Corporation's financial results for the year ended December 31, 2004. A copy of the Corporation's press release is attached hereto as Exhibit 99. This Form 8-K, the information contained herein, and the attached exhibit are furnished under
Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99 Press Release of the Corporation dated March 10, 2005.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ESSEX CORPORATION



                            /s/ Leonard E. Moodispaw
                            -----------------------------------------
DATE:  March 10, 2005           Leonard E. Moodispaw
                                President and Chief Executive Officer


                                       2

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                                ESSEX CORPORATION


                                  EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------

99              Press Release of the Corporation dated March 10, 2005.